_______________________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2024

_____________________________________

Janus International Group, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Janus International Blvd., Temple, GA 30179 (Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (866) 562-2580
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_______________________________________________________________________________________________________________________________

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2024 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Directors of Janus International Group, Inc. (the “Company”) approved the grant of a special, one-time award of restricted stock units under the Company’s 2021 Omnibus Incentive Plan (the “Plan”) to Anselm Wong, the Company’s Executive Vice President and Chief Financial Officer, with a value of five million dollars ($5,000,000) (the “Special Award”). The Special Award will vest in three substantially equal annual installments over a period of three years from the Grant Date, subject to Mr. Wong’s continued employment (or other service) through such dates, and is evidenced by a restricted stock unit agreement on the form previously approved by the Committee for restricted stock unit awards to Company executives under the Plan. The Special Award is intended to incentivize continued future performance, to encourage retention of Mr. Wong’s services, and to further align his interests with those of the Company's stockholders.

The Special Award is in addition to the regular long-term equity incentive awards granted to Mr. Wong and other participating executive officers on the Grant Date pursuant to the Company’s regular annual equity grant cycle.

The foregoing description of the terms of the Special Award is a summary only, does not purport to be a complete description, and is qualified in its entirety by reference to the full text of the form of restricted stock unit agreement for awards to executives under the Company’s 2021 Omnibus Incentive Plan, as previously filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2024
JANUS INTERNATIONAL GROUP, INC.
By: /s/ Ramey Jackson
Name: Ramey Jackson
Title: Chief Executive Officer